UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

SHORT-TERM BOND FUND

FORM N-Q

SEPTEMBER 30, 2010

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 43.7%
CONSUMER DISCRETIONARY - 1.3%
Leisure Equipment & Products - 0.0%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	$100,000	$96,500

Media - 1.1%
Comcast Cable Communications Inc., Senior Notes	6.750%	1/30/11	1,600,000	1,631,235
News America Holdings Inc.	9.250%	2/1/13	1,000,000	1,168,332
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	550,000	656,891
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,124,230
Walt Disney Co., Senior Notes	4.700%	12/1/12	900,000	975,747

Total Media				5,556,435

Multiline Retail - 0.2%
Macy’s Retail Holdings Inc.	5.350%	3/15/12	990,000	1,037,025

TOTAL CONSUMER DISCRETIONARY				6,689,960

CONSUMER STAPLES - 2.3%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,249,920
Diageo Capital PLC	5.200%	1/30/13	1,180,000	1,286,710
Dr. Pepper Snapple Group Inc., Senior Notes	2.350%	12/21/12	510,000	523,583

Total Beverages				3,060,213

Food & Staples Retailing - 0.2%
Kroger Co., Notes	3.900%	10/1/15	770,000	836,626

Food Products - 0.9%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	2,240,000	2,323,059
Unilever Capital Corp.	7.125%	11/1/10	2,425,000	2,436,849

Total Food Products				4,759,908

Tobacco - 0.6%
Altria Group Inc., Senior Notes	8.500%	11/10/13	380,000	455,348
Altria Group Inc., Senior Notes	9.250%	8/6/19	180,000	241,674
Philip Morris International Inc.	4.875%	5/16/13	1,100,000	1,208,335
Reynolds American Inc., Senior Notes	7.250%	6/1/13	900,000	1,011,629

Total Tobacco				2,916,986

TOTAL CONSUMER STAPLES				11,573,733

ENERGY - 4.3%
Oil, Gas & Consumable Fuels - 4.3%
Apache Corp., Notes	6.250%	4/15/12	1,820,000	1,969,417
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	680,000	741,142
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	330,000	336,580
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	160,000	161,025
ConocoPhillips	4.750%	10/15/12	1,000,000	1,078,850
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	1,350,000	1,428,534
Duke Capital LLC, Senior Notes	6.250%	2/15/13	1,000,000	1,089,053
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,760,000	1,946,516
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	370,000	491,618
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	890,000	1,090,742
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	2,510,000	2,573,616
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	2,120,000	2,495,708
Pemex Project Funding Master Trust, Senior Notes	0.896%	12/3/12	2,131,000	2,125,672	(a)(b)
Shell International Finance BV, Senior Notes	1.875%	3/25/13	960,000	983,237
Williams Cos. Inc.	6.375%	10/1/10	1,100,000	1,100,000	(b)
XTO Energy Inc., Senior Notes	5.650%	4/1/16	1,430,000	1,704,471

TOTAL ENERGY				21,316,181

FINANCIALS - 28.6%
Capital Markets - 4.9%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	1,740,000	2,029,613
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	900,000	1,038,968
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	4,350,000	3,713,812	(a)(c)
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	830,000	884,869
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	1,390,000	1,511,843

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
Goldman Sachs Group Inc., Senior Notes	5.250%	4/1/13	$778,000	$840,936
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	440,000	464,626
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,120,000	577,700	(b)(d)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	890,000	242,525	(b)(d)(e)
Kaupthing Bank HF, Senior Notes	0.000%	1/15/49	190,000	51,775	(b)(d)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	2,620,000	6,812	(a)(c)(d)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	810,000	1,093	(d)
Macquarie Bank Ltd.	2.600%	1/20/12	3,620,000	3,713,045	(b)
Macquarie Bank Ltd., Senior Notes	4.100%	12/17/13	1,000,000	1,092,310	(b)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	1,930,000	2,110,227
Merrill Lynch & Co. Inc., Senior Notes, Medium-Term Notes	6.050%	8/15/12	1,700,000	1,825,438
Morgan Stanley, Senior Notes	2.876%	5/14/13	2,290,000	2,335,482	(a)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,970,000	2,058,161

Total Capital Markets				24,499,235

Commercial Banks - 12.1%
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,370,000	1,390,069	(b)
Bank of Ireland Governor & Co., Senior Notes	2.750%	3/2/12	3,330,000	3,269,507	(b)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,190,000	1,253,907	(b)
Bank of Nova Scotia, Secured Bonds	1.450%	7/26/13	2,400,000	2,427,622	(b)
Bank of Scotland PLC, Senior Secured Notes	5.000%	11/21/11	2,220,000	2,301,017	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	320,000	330,022	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,470,000	1,585,698	(b)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	340,000	377,257
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	184,632	(b)
BNP Paribas, Senior Notes	2.125%	12/21/12	700,000	715,849
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	990,000	991,282	(b)
Cie de Financement Foncier, Secured Bonds	2.125%	4/22/13	1,900,000	1,935,640	(b)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	3,380,000	3,579,238	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	980,000	1,048,323	(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,230,000	1,269,923	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	640,000	688,000	(a)(b)(c)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	4,380,000	4,415,631	(b)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	2,600,000	2,660,848	(b)
Glitnir Banki HF, Notes	5.815%	1/21/11	3,550,000	1,100,500	(a)(b)(d)(e)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	350,000	0	(b)(d)(e)(f)
ING Bank NV, Senior Notes	2.625%	2/9/12	2,000,000	2,044,970	(b)
Landsbanki Islands HF	7.431%	10/19/17	590,000	0	(b)(c)(d)(e)(f)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	1,720,000	193,500	(b)(d)(e)
Landwirtschaftliche Rentenbank	1.875%	9/24/12	1,600,000	1,637,054
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	740,000	758,582	(b)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	660,000	697,798	(b)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	2,290,000	2,246,911	(a)(b)(c)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	1,860,000	1,958,807
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	304,655	(b)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	980,000	643,465	(a)(b)(c)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	977,278	(b)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	350,000	326,521	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	5,060,000	4,490,750	(a)(c)
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	900,000	881,367

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	$2,320,000	$2,418,600	(a)(c)
Westpac Banking Corp., Notes	3.250%	12/16/11	6,560,000	6,755,449	(b)
Westpac Banking Corp., Senior Bonds	2.250%	11/19/12	2,420,000	2,468,003

Total Commercial Banks				60,328,675

Consumer Finance - 3.0%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	3,048,000	3,268,980
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	487,000	505,263
American Express Credit Corp., Senior Notes	0.408%	10/4/10	4,000,000	4,000,000	(a)
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	970,000	1,019,583	(b)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	810,000	828,507
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	970,000	1,058,081
GMAC Inc., Notes	2.200%	12/19/12	2,290,000	2,368,533
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	1,790,000	1,743,192
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	240,000	242,754

Total Consumer Finance				15,034,893

Diversified Financial Services - 5.2%
Bank of America Corp., Senior Notes	4.500%	4/1/15	250,000	262,578
Citigroup Inc., Senior Notes	6.000%	12/13/13	1,230,000	1,349,539
Citigroup Inc., Senior Notes	6.375%	8/12/14	4,450,000	4,945,872
Citigroup Inc., Senior Notes	5.500%	10/15/14	340,000	369,258
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,150,000	1,098,174	(b)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,410,000	1,598,286
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	400,000	444,682
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,535,000	1,540,756	(a)
IBM International Group Capital LLC, Senior Notes	5.050%	10/22/12	2,650,000	2,883,120
ILFC E-Capital Trust I	5.900%	12/21/65	270,000	178,200	(a)(b)
International Lease Finance Corp., Medium-Term Notes	0.877%	7/13/12	580,000	536,786	(a)
JPMorgan Chase Bank N.A., Medium-Term Notes	3.254%	2/11/11	870,000	871,131	(a)(b)(f)
Kreditanstalt fuer Wiederaufbau, Senior Bonds	3.500%	3/10/14	2,100,000	2,275,642
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,600,000	1,605,560	(a)(c)
Private Export Funding Corp., Notes	4.950%	11/15/15	1,820,000	2,110,279
TNK-BP Finance SA	6.875%	7/18/11	570,000	590,663	(b)
TNK-BP Finance SA, Notes	6.125%	3/20/12	100,000	104,370	(b)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	740,000	757,687	(b)
ZFS Finance USA Trust I	1.442%	12/15/65	2,390,000	2,273,488	(a)(b)

Total Diversified Financial Services				25,796,071

Insurance - 2.8%
Berkshire Hathaway Inc., Senior Notes	0.391%	2/10/11	3,400,000	3,400,571	(a)
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	2,570,000	2,649,991
MetLife Inc., Senior Notes	2.375%	2/6/14	2,540,000	2,568,946
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,060,000	1,093,718	(b)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,250,000	1,281,266
Suncorp-Metway Ltd., Senior Notes	2.026%	7/16/12	2,850,000	2,919,914	(a)(b)

Total Insurance				13,914,406

Thrifts & Mortgage Finance - 0.6%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	600,000	637,632
Stadshypotek AB, Secured Bonds	1.450%	9/30/13	2,540,000	2,550,155	(b)

Total Thrifts & Mortgage Finance				3,187,787

TOTAL FINANCIALS				142,761,067

HEALTH CARE - 1.2%
Health Care Equipment & Supplies - 1.1%
Baxter FinCo BV	4.750%	10/15/10	1,330,000	1,330,997
Baxter International Inc., Senior Notes	1.800%	3/15/13	1,070,000	1,092,999
Hospira Inc., Senior Notes	5.550%	3/30/12	1,600,000	1,717,274
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,340,000	1,420,462

Total Health Care Equipment & Supplies				5,561,732

Health Care Providers & Services - 0.1%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	510,000	548,440

TOTAL HEALTH CARE				6,110,172

INDUSTRIALS - 1.1%
Airlines - 0.6%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,110,530	1,166,056
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	702,689	732,554
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	739,038	772,294

Total Airlines				2,670,904

Commercial Services & Supplies - 0.2%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	930,000	997,417

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Conglomerates - 0.3%
United Technologies Corp., Senior Notes	5.375%	12/15/17	$1,360,000	$1,599,980

TOTAL INDUSTRIALS				5,268,301

MATERIALS - 0.4%
Chemicals - 0.3%
Dow Chemical Co., Notes	5.700%	5/15/18	90,000	98,004
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,180,000	1,263,460

Total Chemicals				1,361,464

Metals & Mining - 0.1%
Vale Overseas Ltd., Notes	6.250%	1/23/17	480,000	550,639

TOTAL MATERIALS				1,912,103

TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 2.8%
AT&T Inc., Senior Notes	4.850%	2/15/14	2,860,000	3,169,672
France Telecom SA, Notes	7.750%	3/1/11	2,070,000	2,130,961
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	1,980,000	1,980,000
Qwest Corp., Senior Notes	7.875%	9/1/11	1,200,000	1,273,500
Telecom Italia Capital SA	0.946%	2/1/11	1,500,000	1,497,771	(a)
Telefonica Emisiones SAU	0.775%	2/4/13	2,490,000	2,439,142	(a)
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	930,000	973,567
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	440,000	599,644

Total Diversified Telecommunication Services				14,064,257

Wireless Telecommunication Services - 0.9%
America Movil SAB de CV, Senior Notes	3.625%	3/30/15	650,000	680,252
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	3.750%	5/20/11	1,530,000	1,560,595
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	520,000	599,500
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	1,290,000	1,386,750

Total Wireless Telecommunication Services				4,227,097

TOTAL TELECOMMUNICATION SERVICES				18,291,354

UTILITIES - 0.8%
Electric Utilities - 0.5%
FirstEnergy Corp., Notes	6.450%	11/15/11	70,000	73,373
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	1,110,000	1,194,268
Pacific Gas & Electric Co.	4.800%	3/1/14	1,100,000	1,211,891

Total Electric Utilities				2,479,532

Multi-Utilities - 0.3%
Dominion Resources Inc., Notes	4.750%	12/15/10	1,300,000	1,310,650
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	13,624

Total Multi-Utilities				1,324,274

TOTAL UTILITIES				3,803,806

TOTAL CORPORATE BONDS & NOTES (Cost - $220,549,409)				217,726,677

ASSET-BACKED SECURITIES - 11.5%
FINANCIALS - 11.5%
Automobiles - 1.5%
ARI Fleet Lease Trust, 2010-A A	1.707%	8/15/18	786,160	786,362	(a)(b)
Ford Credit Auto Owner Trust, 2009-B A2	2.100%	11/15/11	60,288	60,331
Ford Credit Auto Owner Trust, 2009-D A2	1.210%	1/15/12	773,193	773,950
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,920,000	2,015,519	(b)
Nissan Master Owner Trust Receivables, 2010-AA A	1.407%	1/15/15	2,110,000	2,142,877	(a)(b)
Volkswagen Auto Loan Enhanced Trust, 2008-1 A4	1.957%	10/20/14	1,800,000	1,834,046	(a)

Total Automobiles				7,613,085

Credit Cards - 2.5%
Bank of America Credit Card Trust, 2008-A1 A1	0.837%	4/15/13	2,400,000	2,401,373	(a)
Chase Issuance Trust, 2006-A5 A	0.277%	11/15/13	3,640,000	3,634,633	(a)
Citibank Credit Card Issuance Trust, 2009-A1 A1	2.007%	3/17/14	2,900,000	2,966,465	(a)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	3,290,000	3,386,996

Total Credit Cards				12,389,467

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Home Equity - 4.0%
Ameriquest Mortgage Securities Inc., 2005-R11 A2D	0.586%	1/25/36	$620,000	$500,628	(a)
Asset Backed Funding Certificates, 2002-WF2 A2	1.381%	5/25/32	221,263	198,309	(a)
Asset Backed Funding Certificates, 2004-OPT2 M1	1.081%	8/25/33	400,000	319,543	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.776%	6/25/34	1,372,231	1,296,328	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 22A1	5.381%	10/25/36	289,942	187,986	(a)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	177,694	136,592	(a)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.739%	2/25/34	1,250,858	1,116,075
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.156%	10/25/47	2,459,951	1,656,386	(a)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.456%	2/25/37	288,730	215,321	(a)(b)
Countrywide Home Equity Loan Trust, 2004-O	0.537%	2/15/34	297,503	126,752	(a)
Countrywide Home Equity Loan Trust, 2007-GW A	0.807%	8/15/37	1,096,087	882,280	(a)
GSAMP Trust, 2006-SEA1 A	0.556%	5/25/36	513,970	427,414	(a)(b)
GSAMP Trust, 2007-SEA1 A	0.556%	12/25/36	1,023,923	634,015	(a)(b)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.556%	3/25/35	1,313,419	1,078,293	(a)(b)
GSRPM Mortgage Loan Trust, 2007-1 A	0.656%	3/25/37	1,888,009	1,067,318	(a)(b)
Lehman XS Trust, 2005-5N 3A1A	0.556%	11/25/35	1,117,915	790,435	(a)
Lehman XS Trust, 2006-4N A1D1	0.586%	4/25/46	12,005,485	1,512,673	(a)
Long Beach Mortgage Loan Trust, 2006-A A1	0.346%	5/25/36	2,989,125	40,139	(a)
Park Place Securities Inc., 2004-WCW1 M2	0.936%	9/25/34	400,000	356,558	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	22,483	23,007
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	656,799	668,528	(a)
Saxon Asset Securities Trust, 2003-3 M1	0.906%	12/25/33	87,903	73,262	(a)
Securitized Asset-Backed Receivables LLC, 2006-FR3 A2	0.396%	5/25/36	262,884	226,184	(a)
Small Business Administration, 2004-2	3.080%	9/25/18	855,139	904,133	(a)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.156%	11/25/34	520,654	428,151	(a)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	374,542	357,505	(b)
Structured Asset Securities Corp., 2007-BC3 1A2	0.396%	5/25/47	800,000	557,938	(a)
Structured Asset Securities Corp., 2007-TC1 A	0.556%	4/25/31	3,745,197	2,735,063	(a)(b)
Wachovia Asset Securitization Inc., 2004-HE1 A	0.476%	6/25/34	1,604,712	1,383,049	(a)

Total Home Equity				19,899,865

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Student Loan - 3.5%
Education Funding Capital Trust, 2003-3 A6	1.759%	12/15/42	$200,000	$190,750	(a)
Nelnet Student Loan Trust, 2008-4 A4	1.978%	4/25/24	4,390,000	4,533,712	(a)
SLC Student Loan Trust, 2008-2 A1	0.692%	9/15/14	108,839	108,896	(a)
SLM Student Loan Trust, 2003-11 A4	0.482%	6/15/20	808,173	806,120	(a)
SLM Student Loan Trust, 2003-11 A6	0.582%	12/15/25	1,500,000	1,392,150	(a)(b)(f)
SLM Student Loan Trust, 2003-5 A4	0.502%	12/17/18	1,126,692	1,126,538	(a)
SLM Student Loan Trust, 2005-10 A3	0.548%	10/25/16	588,615	588,477	(a)
SLM Student Loan Trust, 2005-10 A4	0.608%	10/25/19	1,100,000	1,092,515	(a)
SLM Student Loan Trust, 2006-4 A4	0.578%	4/25/23	393,107	392,449	(a)
SLM Student Loan Trust, 2006-5 A5	0.608%	1/25/27	1,600,000	1,514,263	(a)
SLM Student Loan Trust, 2006-7 A3	0.518%	7/25/18	776,452	776,382	(a)
SLM Student Loan Trust, 2006-8 A3	0.518%	1/25/18	1,300,000	1,296,094	(a)
SLM Student Loan Trust, 2007-2 A2	0.498%	7/25/17	710,745	707,489	(a)
SLM Student Loan Trust, 2008-1 A2	0.848%	10/25/16	1,550,000	1,556,684	(a)
Student Loan Consolidation Center, 2002-1 A3	2.219%	3/1/42	750,000	686,250	(a)(b)
Student Loan Consolidation Center, 2002-2 A14	1.730%	7/1/42	800,000	732,000	(a)(b)

Total Student Loan				17,500,769

TOTAL ASSET-BACKED SECURITIES (Cost - $62,317,098)				57,403,186

COLLATERALIZED MORTGAGE OBLIGATIONS - 14.1%
American Home Mortgage Investment Trust, 2005-4 1A1	0.546%	11/25/45	1,127,564	735,652	(a)
Banc of America Funding Corp., 2004-B 3A2	3.464%	12/20/34	224,558	139,991	(a)
Banc of America Funding Corp., 2005-E 4A1	2.893%	3/20/35	456,709	445,041	(a)
Banc of America Funding Corp., 2006-D 1A1	0.427%	5/20/36	1,109,825	854,957	(a)
Banc of America Funding Corp., 2006-E 2A1	5.698%	6/20/36	2,079,609	1,372,213	(a)
Banc of America Mortgage Securities, 2002-J B1	3.666%	9/25/32	167,647	82,110	(a)
Banc of America Mortgage Securities, 2003-C B1	2.999%	4/25/33	657,992	209,519	(a)
Banc of America Mortgage Securities, 2004-E 1A1	2.748%	6/25/34	475,567	445,557	(a)
Banc of America Mortgage Securities, 2005-F 2A2	2.942%	7/25/35	1,193,981	1,075,238	(a)
Bayview Commercial Asset Trust, 2005-2A A2	0.606%	8/25/35	1,131,698	791,385	(a)(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.658%	9/25/34	512,391	420,027	(a)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.416%	1/25/47	1,186,843	551,481	(a)
Bear Stearns ARM Trust, 2004-10 15A1	3.185%	1/25/35	163,868	142,947	(a)
Bear Stearns ARM Trust, 2006-4 1A1	2.919%	10/25/36	389,561	240,229	(a)
Bear Stearns Commercial Mortgage Securities Inc., 2004-PWR4 A2	5.286%	6/11/41	2,909,398	3,060,824	(a)
CBA Commercial Small Balance Commercial Mortgage, 2006-1A A	0.506%	6/25/38	1,627,815	862,742	(a)(b)(f)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.892%	2/25/37	423,697	414,319	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.556%	8/25/35	15,888	10,520	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.546%	10/25/35	48,754	30,108	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.456%	1/25/36	28,079	19,211	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-2A A2	0.486%	5/25/36	12,830	7,276	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.486%	7/25/36	152,491	96,069	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.656%	5/25/35	299,818	274,045	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	3.660%	3/25/37	1,283,992	821,736	(a)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	5.434%	8/25/47	664,028	517,862	(a)
Countrywide Alternative Loan Trust, 2004-33 1A1	3.124%	12/25/34	114,708	93,743	(a)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.436%	12/25/34	95,366	76,514	(a)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.566%	11/25/35	644,127	364,276	(a)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.638%	11/20/35	2,155,308	652,363	(a)
Countrywide Alternative Loan Trust, 2006-OA8 1A1	0.446%	7/25/46	1,919,983	1,093,994	(a)
Countrywide Home Loan, 2003-HYB1 1A1	3.291%	5/19/33	199,267	189,865	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-23 A	2.528%	11/25/34	834,358	572,988	(a)
Countrywide Home Loans, 2003-2 A2	4.000%	3/25/33	767,277	794,996
Countrywide Home Loans, 2003-HYB3 6A1	2.866%	11/19/33	82,213	61,745	(a)
Countrywide Home Loans, 2005-R2 1AF2	0.596%	6/25/35	225,094	139,110	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.676%	7/25/36	179,207	146,074	(a)(b)
CS First Boston Mortgage Securities Corp., 2004- AR5 7A2	2.708%	6/25/34	885,579	867,258	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 2A1A	1.310%	4/19/47	697,264	460,019	(a)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.507%	3/19/45	406,373	273,188	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.809%	2/25/48	852,183	854,496	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	322,633
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	275,409	311,345	(a)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.626%	2/25/37	292,209	155,159	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.892%	2/25/35	$1,378,375	$1,256,771	(a)
First Union National Bank-Bank of America Commercial Mortgage Trust, 2001-C1 A2	6.136%	3/15/33	415,055	415,902
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	2,062,675	2,117,797
Government National Mortgage Association (GNMA), 1996-12 S	8.188%	6/16/26	947,782	188,502	(a)(e)
Government National Mortgage Association (GNMA), 1996-17 S	8.238%	8/16/26	733,480	153,714	(a)(e)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.807%	3/20/60	1,673,026	1,700,297	(a)(f)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.257%	5/20/60	1,816,329	1,870,819	(a)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.486%	9/25/35	502,894	208,639	(a)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.466%	4/25/36	1,674,276	995,440	(a)
Greenpoint Mortgage Funding Trust, 2006-AR7 1A1B	0.376%	12/25/46	63,362	4,249	(a)
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	1,325,000	1,362,639	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	4.553%	6/25/34	1,824,404	1,605,043	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.606%	9/25/35	1,809,335	1,525,923	(a)(b)
GSR Mortgage Loan Trust, 2005-AR3 4A1	2.953%	5/25/35	360,038	257,989	(a)
Harborview Mortgage Loan Trust, 2004-8 3A2	0.657%	11/19/34	287,864	167,755	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.626%	12/25/34	623,137	538,707	(a)
Homebanc Mortgage Trust, 2005-1 A1	0.506%	3/25/35	993,392	713,130	(a)
IMPAC CMB Trust, 2004-5 1A1	0.976%	10/25/34	527,145	478,792	(a)
IMPAC CMB Trust, 2007-A A	0.506%	5/25/37	185,982	148,531	(a)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.956%	11/25/37	565,201	488,359	(a)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.616%	1/25/35	427,993	274,662	(a)
Indymac Index Mortgage Loan Trust, 2006-AR4 A1A	0.466%	5/25/46	434,131	246,629	(a)
JPMorgan Alternative Loan Trust, 2006-A4 A7	6.300%	9/25/36	1,000,000	513,554	(a)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.789%	2/25/34	364,859	375,652	(a)
JPMorgan Mortgage Trust, 2006-A2 5A1	3.078%	11/25/33	395,855	386,195	(a)
LB-UBS Commercial Mortgage Trust, 2001-WM A2	6.530%	7/14/16	1,240,000	1,253,828	(b)
Luminent Mortgage Trust, 2006-2 A1A	0.456%	2/25/46	1,787,786	1,019,155	(a)
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	283,157	282,235
MASTR, Asset Securitization Trust, 2004-1 1A1	5.000%	2/25/34	20,581	20,526
MASTR ARM Trust, 2003-6 1A2	3.825%	12/25/33	199,064	186,007	(a)
MASTR ARM Trust, 2004-13 3A7	2.903%	11/21/34	3,000,000	2,734,522	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.843%	3/25/33	942,904	678,990	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	3.157%	9/25/33	88,315	85,746	(a)
New York Mortgage Trust Inc., 2005-2 A	0.586%	8/25/35	932,251	820,261	(a)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.490%	12/25/34	1,663,595	1,565,058	(a)
Prime Mortgage Trust, 2005-2 2A1	7.278%	10/25/32	598,237	594,209	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	19,176	19,975
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	17,594	18,072
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	35,960	37,023
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	849,483	800,637
Sequoia Mortgage Trust, 2003-2 A2	1.144%	6/20/33	244,787	201,544	(a)
Structured ARM Loan Trust, 2004-20 3A1	2.645%	1/25/35	342	265	(a)
Structured ARM Loan Trust, 2004-4 3A1	2.575%	4/25/34	407,486	345,799	(a)
Structured ARM Loan Trust, 2004-7 A1	0.661%	6/25/34	361,481	283,146	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Structured ARM Loan Trust, 2005-15 1A1	2.645%	7/25/35	$726,383	$522,961	(a)
Structured ARM Loan Trust, 2005-4 1A1	2.920%	3/25/35	705,795	466,759	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.486%	2/25/36	575,842	332,287	(a)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.466%	8/25/36	1,013,903	636,183	(a)
Structured Asset Securities Corp., 2002-11A B2II	2.780%	6/25/32	243,594	23,868	(a)
Structured Asset Securities Corp., 2002-16A B2II	2.664%	8/25/32	292,855	170,769	(a)
Structured Asset Securities Corp., 2002-3 B2	6.500%	3/25/32	1,662,994	1,294,561
Structured Asset Securities Corp., 2002-8A 7A1	2.163%	5/25/32	189,757	161,878	(a)
Structured Asset Securities Corp., 2004-2 4A1	2.824%	3/25/34	1,235,878	1,225,608	(a)
Structured Asset Securities Corp., 2004-5 1A	2.651%	5/25/34	97,325	89,621	(a)
Structured Asset Securities Corp., 2004-NP1 A	0.656%	9/25/33	903,230	767,746	(a)(b)(f)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	2,560,000	2,384,109
Structured Asset Securities Corp., 2005-RF3 2A	4.499%	6/25/35	1,208,187	1,024,051	(a)(b)
WaMu Mortgage Pass Through Certificates, 2007-OA2 1A	1.086%	3/25/47	667,406	418,412	(a)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.716%	8/25/33	302,457	307,179	(a)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.795%	6/25/44	378,880	275,323	(a)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.730%	1/25/35	759,879	747,279	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 2A	3.047%	3/25/47	2,785,280	1,694,396	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	1.196%	7/25/47	4,102,203	2,564,187	(a)
Washington Mutual Inc., 2005-AR4 A5	2.723%	4/25/35	200,000	169,945	(a)
Washington Mutual Inc., 2005-AR8 2A1A	0.546%	7/25/45	560,947	456,569	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.576%	8/25/45	532,668	449,301	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.330%	9/25/46	628,675	395,672	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR9 A1A	0.576%	7/25/45	645,534	542,186	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR9 1A	1.386%	8/25/46	105,613	66,524	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.136%	6/25/47	20,489	13,475	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.700%	6/25/33	464,922	446,941	(a)
Washington Mutual Inc., Pass-Through Certificates, 2003-AR10 A7	2.624%	10/25/33	1,345,763	1,305,097	(a)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR1 A1B	0.576%	2/25/36	966,134	151,924	(a)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.340%	6/25/46	636,018	278,180	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	4.984%	12/25/34	952,459	937,895	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2	3.103%	7/25/34	385,619	144,803	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $84,039,569)				70,459,202

MORTGAGE-BACKED SECURITIES - 5.8%
FHLMC - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	39,086	43,400
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	385	425
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	163,587	188,601
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	799,300	907,247

Total FHLMC				1,139,673

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FNMA - 4.3%
Federal National Mortgage Association (FNMA)	6.500%	7/1/13-4/1/31	$118,282	$126,335
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	2,835	3,197
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	17,225	17,404
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	42,014	45,465
Federal National Mortgage Association (FNMA)	7.000%	12/1/26-1/1/33	2,377,548	2,700,462
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	99	107
Federal National Mortgage Association (FNMA)	2.560%	5/1/32	31,472	31,697	(a)
Federal National Mortgage Association (FNMA)	2.590%	8/1/32-12/1/32	290,784	303,360	(a)
Federal National Mortgage Association (FNMA)	1.953%	1/1/33	518,544	533,910	(a)
Federal National Mortgage Association (FNMA)	1.946%	5/1/34	1,187,368	1,219,338	(a)
Federal National Mortgage Association (FNMA)	2.226%	5/1/35	1,227,554	1,276,973	(a)
Federal National Mortgage Association (FNMA)	3.577%	12/1/39	14,391,378	15,028,762	(a)

Total FNMA				21,287,010

GNMA - 1.3%
Government National Mortgage Association (GNMA)	6.000%	5/15/14-11/15/28	80,903	88,233
Government National Mortgage Association (GNMA)	9.000%	9/15/22	491	498
Government National Mortgage Association (GNMA)	6.500%	8/15/34	2,500,000	2,824,322
Government National Mortgage Association (GNMA)	1.730%	1/20/60	1,880,794	1,911,940	(a)(f)
Government National Mortgage Association (GNMA)	2.420%	8/20/60	1,699,286	1,842,265	(a)

Total GNMA				6,667,258

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $28,445,249)				29,093,941

SOVEREIGN BONDS - 0.8%
Japan - 0.8%
Japan Bank for International Coop., Senior Notes (Cost - $3,591,553)	2.875%	2/2/15	3,600,000	3,801,074

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 21.1%
U.S. Government Agencies - 16.9%
Federal Farm Credit Bank (FFCB), Bonds	0.550%	6/13/12	9,600,000	9,601,277
Federal Home Loan Bank (FHLB), Bonds	0.610%	5/26/11	9,600,000	9,605,078
Federal Home Loan Bank (FHLB), Bonds	0.330%	9/30/11	9,500,000	9,501,425
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	10/18/10	800,000	801,747
Federal Home Loan Mortgage Corp. (FHLMC)	0.355%	5/4/11	20,000,000	20,012,940	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.125%	3/23/12	1,180,000	1,209,419
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.700%	9/28/12	9,600,000	9,596,755
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.400%	7/26/13	4,900,000	4,911,593
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.000%	2/16/17	2,050,000	2,410,829
Federal National Mortgage Association (FNMA)	4.750%	2/21/13	4,400,000	4,820,350
Federal National Mortgage Association (FNMA)	1.997%	4/1/33	844,736	876,938	(a)
Federal National Mortgage Association (FNMA), Notes	0.700%	10/19/12	2,700,000	2,700,256
Federal National Mortgage Association (FNMA), Notes	1.350%	8/16/13	4,900,000	4,912,348
Federal National Mortgage Association (FNMA), Notes	1.050%	9/9/13	3,100,000	3,102,012

Total U.S. Government Agencies				84,062,967

U.S. Government Obligations - 4.2%
U.S. Treasury Notes	1.250%	8/31/15	9,380,000	9,378,537
U.S. Treasury Notes	1.875%	8/31/17	9,140,000	9,133,574

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Treasury Notes	3.500%	5/15/20	$2,300,000	$2,496,940

Total U.S. Government Obligations				21,009,051

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $104,725,284)				105,072,018

			SHARES
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		53,075	22,823	*(a)
Federal National Mortgage Association (FNMA)	8.250%		38,350	16,682	*(a)

TOTAL PREFERRED STOCKS (Cost - $2,285,625)				39,505

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $505,953,787)				483,595,603

			FACE AMOUNT
SHORT-TERM INVESTMENTS - 3.0%
Certificate of Deposit - 0.6%
Westpac Banking Corp. (Cost - $3,001,744)	0.510%	12/8/10	$3,000,000	3,001,744

U.S. Government Agencies - 1.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $4,965,496)	0.240 - 0.331%	5/9/11	4,975,000	4,969,528	(g)(h)

Repurchase Agreements - 1.4%
Morgan Stanley tri-party repurchase agreement dated 9/30/10; Proceeds at maturity - $7,121,040; (Fully collateralized by U.S. government agency obligations, 0.990% due 10/26/12; Market value - $7,264,005) (Cost - $7,121,000)	0.200%	10/1/10	7,121,000	7,121,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $15,088,240)				15,092,272

TOTAL INVESTMENTS - 100.0% (Cost - $521,042,027#)				498,687,875
Other Assets in Excess of Liabilities - 0.0%				64,680

TOTAL NET ASSETS - 100.0%				$498,752,555

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of September 30, 2010.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Rate shown represents yield-to-maturity.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
GSAMP	— Goldman Sachs Alternative Mortgage Products
MASTR	— Mortgage Asset Securitization Transaction Inc.

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/14/11	$99.25	209	$203,775
Eurodollar Futures, Put	3/14/11	99.25	209	26,125

TOTAL WRITTEN OPTIONS (Premiums received - $205,029)				$229,900

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$216,855,546	$871,131	$217,726,677
Asset-backed securities	—	56,011,036	1,392,150	57,403,186
Collateralized mortgage obligations	—	67,991,159	2,468,043	70,459,202
Mortgage-backed securities	—	27,182,001	1,911,940	29,093,941
Sovereign bond	—	3,801,074	—	3,801,074
U.S. government & agency obligations	—	105,072,018	—	105,072,018
Preferred stocks	$39,505	—	—	39,505

Notes to Schedule of Investments (unaudited) (continued)

Total long-term investments	$39,505	$476,912,834	$6,643,264	$483,595,603

Short-term investments†	—	15,092,272	—	15,092,272

Total investments	$39,505	$492,005,106	$6,643,264	$498,687,875

Other financial instruments:
Futures contracts	$259,127	—	—	$259,127
Written options	(229,900)	—	—	(229,900)
Credit default swaps on corporate issues – buy protection‡	—	$45,733	—	45,733

Total other financial instruments	$29,227	$45,733	—	$74,960

Total	$68,732	$492,050,839	$6,643,264	$498,762,835

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MORTGAGE- BACKED SECURITIES	PREFERRED STOCKS	TOTAL
Balance as of December 31, 2009	—	—	—	—	$182,554	$182,554
Accrued premiums/discounts	—	$1,247	$3,431	—	—	4,678
Realized gain (loss)[1]	—	—	11,786	$(274)	(1,240,269)	(1,228,757)
Change in unrealized appreciation (depreciation)[2]	—	(1,285)	25,751	(18,748)	1,354,894	1,360,612
Net purchases (sales)	—	1,392,188	2,427,075	1,930,962	(297,179)	5,453,046
Transfers into Level 3	$871,131	—	—	—	—	871,131
Transfers out of Level 3	—	—	—	—	—	—

Balance as of September 30, 2010	$871,131	$1,392,150	$2,468,043	$1,911,940	—	$6,643,264

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[2]	—	$(1,285)	$25,751	$(18,748)	—	$5,718

[1]	This amount is included in net realized gain (loss) from investment transactions.

[2]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed

Notes to Schedule of Investments (unaudited) (continued)

securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,427,792
Gross unrealized depreciation	(35,781,944)

Net unrealized depreciation	$(22,354,152)

At September 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar	72	12/11	$17,846,334	$17,874,000	$27,666
U.S. Treasury 5-Year Notes	432	12/10	51,838,342	52,214,626	376,284

					$403,950

Contracts to Sell:
Eurodollar	72	12/12	17,718,066	17,764,200	$(46,134)
U.S. Treasury 2-Year Notes	78	12/10	17,096,028	17,119,782	(23,754)
U.S. Treasury 10-Year Notes	69	12/10	8,622,299	8,697,234	(74,935)

					$(144,823)

Net Unrealized Gain on Open Futures Contracts					$259,127

During the ended September 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	461	$273,250
Options written	3,946	1,470,226
Options exercised	(212)	(60,261)
Options closed	(3,273)	(1,426,813)

Notes to Schedule of Investments (unaudited) (continued)

Options expired	(504)	(51,373)

Written options, outstanding September 30, 2010	418	$205,029

At September 30, 2010, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	$300,000	3/20/11	5.000% Quarterly	$(125)	$(3,376)	$3,251
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	300,000	3/20/15	5.000% Quarterly	15,536	2,618	12,918
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	370,000	3/20/20	5.000% Quarterly	26,456	9,231	17,225
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	200,000	3/20/13	5.000% Quarterly	3,866	(1,364)	5,230

Total	$1,170,000			$45,733	$7,109	$38,624

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2010:

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$403,950	$(144,823)	$(229,900)	—	$29,227
Credit Contracts	—	—	—	$45,733	45,733

Total	$403,950	$(144,823)	$(229,900)	$45,733	$74,960

During the period ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$25,969
Written options	397,403
Futures contracts (to buy)	73,124,747
Futures contracts (to sell)	31,528,314

Average Notional Balance
Credit default swap contracts (to buy protection)	$936,000
Credit default swap contracts (to sell protection)	800,400

Notes to Schedule of Investments (unaudited) (continued)

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of September 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $125. If a contingent feature would have been triggered as of September 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 23, 2010

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: November 23, 2010